UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 5, 2021
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On August 5, 2021, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2021 (the "Annual Meeting"), at which a quorum for the transaction of business was present virtually or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:
1.Election of seven directors to hold office until the 2022 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Jaswinder Pal Singh, David Sipes, Monique Bonner, Todd Ford, Vladimir Jacimovic, Eric Salzman and Elizabeth Theophille.
2.Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.
3.Approval, on an advisory basis, of the Company's executive compensation for the fiscal year ended March 31, 2021.
Final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Jaswinder Pal Singh	73,663,526	1,231,081	10,829,097
David Sipes	74,704,589	190,018	10,829,097
Monique Bonner	74,153,055	741,552	10,829,097
Todd Ford	74,001,620	892,987	10,829,097
Vladimir Jacimovic	74,594,786	299,821	10,829,097
Eric Salzman	72,585,377	2,309,230	10,829,097
Elizabeth Theophille	74,546,170	348,437	10,829,097
Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.
Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
84,705,845	749,590	268,269	—
The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.
Proposal Three: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
48,268,257	26,255,027	371,323	10,829,097
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2021

8x8, Inc.

By: /s/ MATTHEW ZINN
Matthew Zinn
Chief Legal Officer & Corporate Secretary